Exhibit 99.1
Omniture Completes Acquisition of Behavioral Targeting Company Touch Clarity
Company is First in the Industry to Combine Web Analytics and Behavioral Targeting to Deliver
Automated Revenue and Profit Uplift for Customers
OREM, Utah and LONDON, England — March 1, 2007 – Omniture, Inc. (NASDAQ:OMTR), a leading provider of online business optimization software, today announced that it has completed its acquisition of privately held Touch Clarity, a leading on-demand provider of automated behavioral targeting. The acquisition expands the Omniture Online Business Optimization Platform—making the company the first to combine Web analytics and behavioral targeting to deliver automated revenue and profit uplift for customers. The acquisition also gives Omniture expanded market opportunities by providing new entry-point and cross-sell opportunities.
Prior to the acquisition, Touch Clarity was integrated with Omniture SiteCatalyst® through Omniture Genesis™, and was an accredited application partner of Omniture’s Open Transaction Framework—a simplified data collection process that utilizes the Omniture Universal Tag. The power of Touch Clarity is expected to be unveiled to more than 600 Omniture customers and partners during the Omniture Summit 2007 in Salt Lake City, March 13 – 16. In addition, Omniture will add more than 50 Touch Clarity personnel to its team, including 25 people in product engineering, with the balance in operations, client services, sales and marketing.
Touch Clarity’s clients include industry leading sties such as AOL, HSBC, BT (British Telcom), Lloyds TSB, Barclays, Alliance Leicester and lastminute.com.
About Omniture

Omniture, Inc. is a leading provider of online business optimization software, enabling customers to manage and enhance online, offline and multi-channel business initiatives. Omniture’s software, which it hosts and delivers to its customers on-demand, enables customers to capture, store and analyze information generated by their websites and other sources and to gain critical business insights into the performance and efficiency of marketing and sales initiatives and other business processes. In addition, Omniture offers a range of professional services that complement its online services, including implementation services, best practices, consulting services, customer support and user training provided through Omniture University. Omniture’s customers include eBay, AOL, Wal-Mart, Gannett, Microsoft, Oracle, General Motors and HP. www.omniture.com
Note on Forward-looking Statements

Management believes that certain statements in this release may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements regarding our business strategy, the benefits of this transaction to Omniture and its customers, particularly with respect to the potential benefits of behavioral targeting to customers, integration, support and marketing plans relating to Touch Clarity products and technologies, the expansion of our business in Europe, and our leadership in the market for on-demand, online business optimization services. These statements are based on current expectations and assumptions regarding future events and business performance and involve certain risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the potential that Omniture or its customers may not realize the benefits Omniture currently expects, the risk that the expected revenue from sale and license of the Touch Clarity products and services is not realized, risks inherent in the integration and combination of complex products or technologies, the ability to continue to provide customer support to users of Touch Clarity’s product and services, risks associated with our acquisition strategy and disruptions in our business and operations as a result of acquisitions; and such other risks as identified in Omniture’s quarterly report on Form 10-Q for the period ended September 30, 2006 and from time to time in other reports filed by Omniture with the U.S. Securities Exchange Commission. These reports are available on the Investor Relations page of our corporate Web site at www.omtr.com. Omniture undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.
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